UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary proxy statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-12

                                PROQUEST COMPANY
                (Name of Registrant as Specified in Its Charter)

                                       N/A
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:

                ----------------------------------------------------------------

       (2)      Aggregate number of securities to which transaction applies:

                ----------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

                ----------------------------------------------------------------

       (4)      Proposed maximum aggregate value of transaction:

                ----------------------------------------------------------------

       (5)      Total fee paid:

                ----------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount Previously Paid:
(2)    Form, Schedule or Registration Statement No.:
(3)    Filing Party:
(4)    Date Filed:


         The following is a press release of ProQuest Company issued on May 14, 2004.

                               [GRAPHIC OMITTED]



CONTACTS:

Kevin Gregory                                   Mark Trinske
Senior Vice President, Chief Financial Officer  Vice President, Investor Relations
(734) 997-4925                                  (734) 997-4910
kevin.gregory@proquest.com                      mark.trinske@proquest.com



                   PROQUEST COMPANY UPDATES PROPOSAL TO AMEND
                    2003 PROQUEST STRATEGIC PERFORMANCE PLAN

ANN ARBOR, Mich., May 14, 2004 - ProQuest Company (NYSE: PQE), a leading publisher of information solutions for the education, automotive, and power equipment markets, today announced modifications to the proposal to amend its 2003 ProQuest Strategic Performance Plan, and the related option grant to senior executives that will be voted upon at the upcoming Annual Meeting of Shareholders to be held on May 26, 2004.

The modifications to the proposal reduce the total number of additional shares being requested under the company's 2003 Strategic Performance Plan from 1,900,000 to 1,532,000, and limit the maximum number of stock options any one participant may receive in any calendar year to 750,000 shares. Based on these modifications, the award to Alan Aldworth, president and chief executive officer of ProQuest Company, will be reduced by 368,000 shares and all other terms of the award will remain the same. No other modifications were made to the proposal.

"By reducing the number of shares in the option grant," said Aldworth, "the Board and I want to demonstrate responsiveness to stockholder feedback, as well as our commitment to the long-term success of ProQuest Company and its strategic goals. I believe this plan reinforces our company philosophy of accountability, and focuses our leadership on consistent long-term growth."

"The Compensation Committee and the Board of Directors of ProQuest Company have strong confidence in Aldworth, the chief executive officer of ProQuest Company, and his management team, several members of which have recently joined the company," said William Oberndorf, Chairman of the Compensation Committee of the Board for ProQuest Company. "The Board believes that establishing a long-term incentive for senior management is instrumental in retaining this leadership group, and in reinforcing our commitment to deliver stockholder value."

This long-term incentive, disclosed in Proposal No. 2 of ProQuest Company's Notice of Year 2004 Annual Meeting and Proxy Statement, provides option grants to six senior executives linked to business performance hurdles over a 5-year period. The grants were made contingent upon shareholder approval of Proposal No. 2 regarding amendments to the ProQuest Strategic Performance Plan.

"Since announcing this plan we have engaged in many thoughtful conversations with our stockholders," said Aldworth. "They appreciated the opportunity for input, recognized our intention to link rewards to long-term shareholder value, and provided us with meaningful feedback."

A detailed description of the grants is provided in ProQuest Company's Notice of Year 2004 Annual Meeting and Proxy Statement that was mailed to shareholders and filed with the SEC on April 19, 2004. The grants are made under the ProQuest Strategic Performance Plan, and the modifications are to Proposal No. 2 of the Notice of Year 2004 Annual Meeting and Proxy Statement.

ProQuest Company investors are urged to read the definitive proxy statement in conjunction with information provided in this press release because it contains important information about the company and the proposals to be addressed at the Annual Meeting of Stockholders. The definitive proxy statement and any other documents filed by the company with the SEC may be obtained free of charge at the SEC's web site at www.sec.gov, or on the company website at www.proquestcompany.com. In addition, investors and security holders may obtain free copies of the documents filed by the company with the SEC by contacting the ProQuest Company investor relations department at (734) 997-4910. Investors and security holders are urged to read the definitive proxy statement before making any voting decision with respect to the proposals to be addressed at the Annual Meeting.

ProQuest Company encourages stockholders to vote their shares prior to the upcoming Annual Meeting.


ABOUT PROQUEST COMPANY
ProQuest Company (NYSE: PQE) is based in Ann Arbor, Mich., and is a leading publisher of information solutions for the education, automotive and power equipment markets. We provide products and services to our customers through two business segments: Information and Learning and Business Solutions. Through our Information and Learning segment, which primarily serves the education market, we collect, organize and publish content from a wide range of sources including newspapers, periodicals and books. Our Business Solutions segment is primarily engaged in the delivery in electronic form of comprehensive parts and service information to the automotive market. It also provides dealers in the power equipment (motorcycle, marine, recreational vehicle, lawn & garden and heavy equipment) market with management systems that enable them to manage their inventory, customer service and other aspects of their businesses.

FORWARD-LOOKING STATEMENTS
Some of the statements contained herein constitute forward-looking statements. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our markets' actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. These risks and other factors you should specifically consider include, among other things, the company's ability to successfully integrate acquisitions and reduce costs, global economic conditions, product demand, financial market performance, and other risks listed under "Risk Factors" in our regular filings with the Securities and Exchange Commission. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential", "continue", "projects", "intends", "prospects", "priorities", or the negative of such terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially.

                                      ####